Business Combination, Significant Transaction and Sale of Business - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition (Details) - Acquisition of Theoris Group Inc. ("Theoris") [Member]
$ in Thousands
Dec. 31, 2024 USD ($)
Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Line Items]
Net assets excluding cash acquired	$ 2,321
Intangible assets	5,205
Goodwill	5,284
Liabilities in respect of business combinations	(2,561)
Total assets acquired net of acquired cash	$ 10,249